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                                                                     Exhibit 4.3

          Second SUPPLEMENTAL INDENTURE, dated as of April 22, 2004, to the Indenture dated as of July 5, 2000, among CHC Helicopter Corporation, a company organized under the laws of Canada (the "Company"), the subsidiary guarantors party thereto (the "Guarantors"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), as supplemented and amended by a first supplemental indenture dated as of November 30, 2000 (the "First Supplemental Indenture").

                              W I T N E S S E T H :

          WHEREAS, the Company and the Trustee have heretofore executed and delivered each of the Indenture and the First Supplemental Indenture, and the Company has issued pursuant to the Indenture (euro)145,000,000 aggregate principal amount of 11 3/4% Senior Subordinated Notes due 2007 (the "Notes");

          WHEREAS, Section 902 of the Indenture provides that the Company, the Guarantors and the Trustee may, with the consent of the Holders of not less than a majority in principal amount of all outstanding Notes that are affected thereby, enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture;

          WHEREAS, the Company has offered to purchase for cash all of the outstanding Notes upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated April 7, 2004 from each Holder of such Notes (as the same may be amended or supplemented from time to time, the "Offer");

          WHEREAS, the consent solicitation is conditioned upon, among other things, certain amendments to the Indenture and to the Notes as set forth in Article Two of this Supplemental Indenture (the "Amendments") having been approved by Holders of a majority of the outstanding principal amount of the Notes, provided that all validly tendered Notes are accepted for purchase pursuant to the Offer and provided that pursuant to Section 4.01 hereof the Amendments will not become operative until the opening of business on the Initial Acceptance Date (as defined in the Offer);

          WHEREAS, the Company has received and delivered to the Trustee the requisite consents from Holders of a majority of the outstanding principal amount of the Notes to effect the Amendments;

          WHEREAS, the Company has been authorized by a resolution of its Board of Directors to enter into this Supplemental Indenture; and

          WHEREAS, all other acts and proceedings required by law, by the Indenture and by the certificate of incorporation and by-laws of the Company to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:

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                                   ARTICLE ONE

SECTION                  1.01. Second Supplemental Indenture.

          This Second Supplemental Indenture is supplemental to, and is entered into in accordance with Section 902 of, the Indenture, and except as modified, amended and supplemented by this Second Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect; and

SECTION                  1.02. Definitions.

          Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                                   ARTICLE TWO

SECTION                  2.01. Amendment to Table of Contents.

          The Table of Contents of the Indenture is amended by:

          (i) deleting the following headings: "Consolidation, Merger, Conveyance, Transfer or Lease"; "Company May Consolidate, Etc., Only on Certain Terms"; "Subsidiary Guarantors May Consolidate, Etc., Only on Certain Terms"; "Successor Substituted", and in each such instance, inserting in lieu thereof the phrase "[intentionally omitted]";

          (ii) deleting the heading "Corporate Existence" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (iii) deleting the heading "Payment of Taxes and Other Claims" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (iv) deleting the heading "Maintenance of Properties" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (v) deleting the heading "Statement by Officers as to Default" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (vi) deleting the heading "Limitation on Indebtedness" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (vii) deleting the heading "Limitation on Restricted Payments" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (viii) deleting the heading "Limitation on Issuance and Sale of Capital Stock by Restricted Subsidiaries" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (ix) deleting the heading "Limitation on Transaction with Affiliates" and inserting in lieu thereof the phrase "[intentionally omitted]";

                                        2
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          (x)     deleting the heading "Limitation on Liens" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xi) deleting the heading "Restriction on transfer of Assets to Subsidiaries" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xii) deleting the heading "Limitations on Guarantees of Indebtedness by Restricted Subsidiaries" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xiii) deleting the heading "Limitation on Dividends and Other Payments Restrictions Affecting Restricted Subsidiaries" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xiv) deleting the heading "Limitation on Sale and Leaseback Transactions" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xv) deleting the heading "Limitation on senior subordinated Indebtedness" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xvi) deleting the heading "Limitation on Unrestricted Subsidiaries" and inserting in lieu thereof the phrase "[intentionally omitted]";

          (xvii) deleting the heading "Reports" and inserting in lieu thereof the phrase "[intentionally omitted]"; and

          (xviii) deleting the following sub-headings under the heading "SECTION 101 -- Definitions": "Acquired Indebtedness"; "Average Life"; "Canadian Sale"; "Consolidated Adjusted Net Income"; "Consolidated Fixed Charge Coverage Ratio"; "Consolidated Interest Expense"; "Consolidated Net Worth"; "Consolidated Non-cash Charges"; "Consolidated Tax Expense"; "Disinterested Director"; "Material Permit"; "Net Cash Proceeds"; "Non-Recourse Debt"; "Ordinary Shares"; "Permitted Joint Venture"; "Permitted Joint Venture Business"; "Permitted Sale and Leaseback Transaction"; "Purchase Money Obligations"; and "Surviving Guarantor Entity".

SECTION                  2.02. Amendment of Certain Definitions in Article One.

          Section 101 of the Indenture is amended by deleting the definitions "Acquired Indebtedness"; "Average Life"; "Canadian Sale"; "Consolidated Adjusted Net Income"; "Consolidated Fixed Charge Coverage Ratio"; "Consolidated Interest Expense"; "Consolidated Net Worth"; "Consolidated Non-cash Charges"; "Consolidated Tax Expense"; "Disinterested Director"; "Material Permit"; "Net Cash Proceeds"; "Non-Recourse Debt"; "Ordinary Shares"; "Permitted Joint Venture"; "Permitted Joint Venture Business"; "Permitted Sale and Leaseback Transaction"; "Purchase Money Obligations"; and "Surviving Guarantor Entity" in their entirety.

SECTION                  2.03. Amendment of Certain Provisions in Article Five.

          (i) Section 501(v) of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

                                        3
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          (ii)    Section 501(vi) of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (iii) Section 501(viii) of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (iv) Section 501(ix) of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (v) Section 501(xi) of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

SECTION                  2.04. Amendment of Article Eight.

          Article Eight of the Indenture is amended by deleting the text of such
Article in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]"

SECTION                  2.05. Amendment of Certain Provisions in Article Ten.

          (i) Section 1004 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (ii) Section 1005 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (iii) Section 1006 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (iv) Section 1007 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (v) Section 1008 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (vi) Section 1009 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (vii) Section 1010 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (viii) Section 1011 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (ix) Section 1012 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (x) Section 1015 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

                                        4
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          (xi)    Section 1016 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (xii) Section 1017 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (xiii) Section 1018 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (xiv) Section 1019 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (xv) Section 1020 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (xvi) Section 1022 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

SECTION                  2.06. Amendment of Certain Provisions in Article
                         Eleven.

          (i) Section 1103 of the Indenture is amended by deleting "60 days" and inserting in lieu thereof "15 days".

          (ii) Section 1104 of the Indenture is amended by deleting "at least 30" and inserting in lieu thereof "at least 3".

          (iii)   Section 1105 of the Indenture is amended by

                  (a) deleting the phrase "not less than 30 nor more than 60 days prior to the Redemption Date" and inserting in lieu thereof the phrase "not less than 3 nor more than 60 days prior to the Redemption Date" and

                  (b) deleting the phrase "that the Company shall deliver to the Trustee, at least 45 days prior " and inserting in lieu thereof the phrase "that the Company shall deliver to the Trustee, at least 18 days prior ".

SECTION                  2.07. Amendment of Certain Provisions in the Notes.

          (i) Paragraph 5 on the Reverse Side of the Notes is amended by deleting the phrase "Notice of a redemption will be mailed, first-class postage prepaid, at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Note Register" and inserting in lieu thereof the phrase "Notice of a redemption will be mailed, first-class postage prepaid, at least 3 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Note Register".

          (ii) Paragraph 12 on the Reverse Side of the Notes is amended by deleting the phrase "(i) Indebtedness; (ii) Restricted Payments; (iii) issuances and sales of Capital Stock of

                                        5
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Restricted Subsidiaries; (iv) transactions with Affiliates; (v) Liens; (vi)
purchase of Notes upon a Change in Control; (vii) disposition of proceeds of Asset Sales; (viii) guarantees of Indebtedness by Restricted Subsidiaries; (ix) dividend and other payment restrictions affecting Restricted Subsidiaries; (x) merger and certain transfers of assets; and (xi) limitation on Unrestricted Subsidiaries", and inserting in lieu thereof the phrase "(i) purchase of Notes upon a Change in Control and (ii) disposition of proceeds of Asset Sales".

SECTION                  2.08. Other Amendments

          All other definitions in the Indenture that are used exclusively in the sections and clauses deleted pursuant to this Article Two and any references in the Indenture to the sections deleted pursuant to this Article Two hereby are deleted.

                                  ARTICLE THREE

SECTION                  3.01. Effectiveness of Amendments to Indenture.

          Notwithstanding any other provision of this Supplemental Indenture,
(i) this Supplemental Indenture shall be effective upon its signing by the parties hereto and (ii) the Amendments shall not be operative until the opening of business on the Initial Acceptance Date, provided that all validly tendered Notes are accepted for purchase pursuant to the Offer.

SECTION                  3.02. Continuing Effect of Indenture.

          Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Debentures outstanding thereunder shall remain in full force and effect.

SECTION                  3.03. Construction of Supplemental Indenture.

          The Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION                  3.04. Trust Indenture Act Controls.

          If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Supplemental Indenture is executed, the provision required by said Act shall control.

SECTION                  3.05. Trustee Disclaimer.

          The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

                                        6
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SECTION                  3.06. Counterparts.

          This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION                  3.07. Acceptance.

          The Trustee accepts the Indenture, as supplement by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth therein as so supplemented.

SECTION                  3.08. Severability.

          In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION                  3.09. Effect of Headings.

          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                                        7
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          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, all as of the day and year first above written.

                           CHC HELICOPTER CORPORATION


                           By
                              --------------------------------
                              Name:
                              Title:


                           CHC HELICOPTERS INTERNATIONAL INC.


                           By
                              --------------------------------
                              Name:
                              Title:


                           CHC SCOTIA LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           BOND HELICOPTER SERVICES LTD.


                           By
                              --------------------------------
                              Name:
                              Title:

                           BRINTEL HELICOPTERS LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           BRINTEL HOLDINGS LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           CHC HELICOPTERS (BARBADOS) LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           CANADIAN HELICOPTERS (U.K.) LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           CHC HELICOPTER HOLDINGS LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:

                           CHC LEASING (BARBADOS) LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           COURT HELICOPTER SERVICES PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           COURT AIR PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           CHC HELICOPTERS (MAURITIUS) LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           CHC HELICOPTERS (AFRICA) PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:

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                           FLIGHT HANDLING LIMITED


                           By
                              --------------------------------
                              Name:
                              Title:


                           LLOYD BASS STRAIT HELICOPTERS PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           LLOYD HELICOPTERS INTERNATIONAL
                           PTY. LTD., in its individual
                           capacity and as trustee of
                           THE AUSTRALIAN HELICOPTERS TRUST


                           By
                              --------------------------------
                              Name:
                              Title:


                           LLOYD HELICOPTERS PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:

                           LLOYD HELICOPTER SERVICES LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           LLOYD HELICOPTER SERVICES PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           LLOYD OFFSHORE HELICOPTERS PTY. LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           MANAGEMENT AVIATION LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           NORTH DENES AERODROME LTD.


                           By
                              --------------------------------
                              Name:
                              Title:

                           VIKING HELICOPTERS LTD.


                           By
                              --------------------------------
                              Name:
                              Title:


                           THE BANK OF NEW YORK, as Trustee


                           By
                              --------------------------------
                              Name:
                              Title: